UNITED STATES
SECURITIES AND

EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
April 18, 2022

Date of Report (date of earliest event reported)
CROSSFIRST BANKSHARES, INC.

(Exact name of registrant as specified in its charter)
Kansas
001-39028
26-3212879
(State or other jurisdiction of
incorporation or organization)
(Commission File Number) (I.R.S. Employer Identification No.)
11440 Tomahawk Creek Parkway
Leawood
Kansas
(Address of Principal Executive Offices)
66211
(Zip Code)
(
214
)
442-5898

Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading Symbol(s) Name of each exchange on which registered
Common Stock, par value $0.01 per share
CFB
The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02. Results of Operations and Financial Condition.
On April 18, 2022, CrossFirst Bankshares, Inc. (the “Company”) issued a press release regarding its financial results for its first fiscal
quarter of 2022. A copy of the press release is attached hereto as Exhibit 99.1 and the Company’s related investor presentation is furnished as Exhibit 99.2.

The

information

in

Item

2.02

of

this

Current

Report,

including

Exhibits

99.1,

is

being

“furnished”

and

shall

not

be

deemed

"filed"

for
purposes

of

Section

18

of the

Securities

Exchange Act

of 1934,

as amended

(the

“Exchange Act”),

or

incorporated

by reference

in any
filing

under

the

Securities Act

of

1933,

as

amended,

or

the

Exchange Act,

except

as

expressly

set

forth

by

specific

reference

in

such

a
filing.
Item 9.01.

Financial Statements and Exhibits.
(d) Exhibits
99.1
Press Release Issued April 18, 2022
99.2
Investor Presentation
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURE
Pursuant

to

the requirements

of

the Securities

and

Exchange Act

of 1934,

the Registrant

has

duly

caused

this report

to be

signed

on its
behalf by the undersigned hereunto duly authorized.
Date: April 18, 2022 CROSSFIRST BANKSHARES, INC.
By: /s/ Benjamin R. Clouse
Benjamin R. Clouse
Chief Financial Officer